Exhibit 10.3

RPT REALTY
AMENDMENT NO. 1
TO
THE OFFER LETTER

This Amendment No. 1 (this “Amendment”) to the Offer Letter (the “Offer Letter”), dated July 9, 2019, between Raymond Merk (“you”) and RPT Realty, a Maryland real estate investment trust (the “Trust”) is effective as of December 29, 2023.

WHEREAS, you and the Trust desire to amend certain provisions of the Offer Letter.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Offer Letter as follows:

1. The section entitled “Change of Control*” is hereby deleted in its entirety and replaced with the following:

“Change of Control*:  Per the terms of the Trust’s current approved Change in Control Policy, as amended from time to time (the “Change in Control Policy”).

* In addition, notwithstanding anything to the contrary in the Change in Control Policy, in the event that Mr. Merk’s employment is terminated within one year following a Change in Control Date (as defined in the Change in Control Policy) (x) by the Trust other than for Cause (as defined in the Change in Control Policy) or upon Mr. Merk’s death or permanent disability or (y) by Mr. Merk for Good Reason (as defined in the Change in Control Policy), the Trust will reimburse Mr. Merk for any remaining term on his existing apartment lease (which expires June 30, 2024) as of the date of termination and provide Mr. Merk with a one-time reimbursement of moving expenses for personal items to be shipped back to Cleveland, OH in an amount of up to $10,000.

2. Except as so amended, the Offer Letter is in all other respects in full force and effect and is hereby confirmed.

3. This Amendment, together with the Offer Letter, constitutes the entire understanding and agreement of the parties with respect to the transactions contemplated herein and supersedes all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such transactions.

[Signature Page Follows.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date set forth above.

/s/ Raymond Merk
Raymond Merk

RPT Realty

By:	/s/ Brian L. Harper
	Name:	Brian L. Harper
	Title:	President and Chief Executive Officer

Signature Page to Offer Letter Amendment